    EXHIBIT 23.1

Independent Accountant's Consent

        We consent to the use in this Registration Statement of First Pulaski National Corporation on Form S-4 of our report dated February 21, 2001, incorporated by reference to the proxy statement/prospectus which is part of this Registration Statement.  We also consent to all references to our firm in such proxy statement/prospectus.

                                                                                    /s/ Putman & Hancock, CPAs

                                                                                    Fayetteville, Tennessee
                                                                                    August 27, 2001